SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 4, 2009
(Date of earliest event reported)

ROBOCOM SYSTEMS INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-22735	11-2617048
(Commission File No.)	(I.R.S. Employer
Identification No.)

17 Fairbanks Boulevard, Woodbury, New York 11797
(Address of Principal Executive Offices) (Zip Code)

(516) 692-8394
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01	Other Events.

On September 4, 2009, the Company issued a press release announcing that on August 20, 2009, its Board of Directors approved the payment of a cash dividend in the aggregate amount of $217,844.28, or $0.045 per share, less any applicable withholding tax, to its shareholders of record as of September 2, 2009.  A copy of the press release announcing the dividend is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.  The Company hereby furnishes the following exhibits:

Exhibit Number	Exhibit Title

99.1	Press release dated September 4, 2009 announcing the declaration of the dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robocom Systems International Inc.

Date: September 4, 2009	By:	/s/ Irwin Balaban
Irwin Balaban
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated September 4, 2009 announcing the declaration of the dividend